UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 15, 2019

1ST CONSTITUTION BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	609	655-4500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FCCY	NASDAQ Stock Market LLL (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 30, 2019, 1st Constitution Bancorp (“1st Constitution”) filed with the Securities and Exchange Commission a definitive proxy statement-prospectus with respect to the special meeting of shareholders of Shore Community Bank, a New Jersey-chartered bank (“Shore”), scheduled to be held on October 18, 2019. Shore shareholders will be asked at the special meeting to vote on a proposal to approve the Agreement and Plan of Merger by and among 1st Constitution, 1st Constitution Bank, a New Jersey-chartered bank and wholly owned subsidiary of 1st Constitution, and Shore, dated as of June 23, 2019 (the “merger agreement”), among other proposals. Pursuant to the merger agreement, Shore will merge with and into 1st Constitution Bank with 1st Constitution Bank as the surviving entity (the “merger”), at the effective time of the merger.

A purported securities class action lawsuit has been filed against 1st Constitution, 1st Constitution Bank, Shore and each of the members of the Board of Directors of Shore in the Superior Court of New Jersey, Ocean County, Chancery Division. Captioned Parshall v. Shore Community Bank, Docket No. C164-19 (N.J. Super. Ct.), the complaint was filed on September 9, 2019 (the “Complaint”), purports to have been brought on behalf of all public shareholders of Shore, and seeks to enjoin the defendants from proceeding with the shareholder vote on the merger agreement at the special meeting or consummating the proposed merger unless and until 1st Constitution and Shore disclose allegedly omitted information, in addition to paying damages allegedly suffered by the plaintiffs as a result of the asserted omissions, as well as attorneys’ fees and expenses.

1st Constitution and Shore believe that all allegations in the Complaint are without merit, and further believe that no supplemental disclosure is required under applicable laws; however, 1st Constitution and Shore wish to make certain supplemental disclosures related to the merger solely for the purpose of mooting the allegations contained in the Complaint and avoiding the expense and burden of litigation. Nothing in the supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the supplemental disclosures.

Important information concerning the merger is set forth in the proxy statement-prospectus. The proxy statement-prospectus is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K.

SUPPLEMENT TO PROXY STATEMENT-PROSPECTUS

1st Constitution and Shore have agreed to make the following amended and supplemental disclosures to the proxy statement-prospectus. This supplemental information should be read in conjunction with the proxy statement-prospectus, which should be read in its entirety. Certain terms used but not defined herein have the meanings set forth in the proxy statement-prospectus. Without admitting in any way that the disclosures below are material or otherwise required by law, 1st Constitution and Shore make the following amended and supplemental disclosures:

Background of the Merger

The non-disclosure agreement executed by the financial institutions contacted by Raymond James did not contain “don’t ask, don’t waive” provisions.

1st Constitution’s initial indication letter, dated March 12, 2019, offered one seat on each of the Boards of Directors of 1st Constitution and 1st Constitution Bank to a Shore director to be selected by 1st Constitution. This offer remained through the negotiations and was not revised. Continued employment by executives of Shore was never made a part of the negotiations of the merger agreement, and Mr. Robert English, Shore’s President and CEO, will not remain with either 1st Constitution or 1st Constitution Bank after the closing of the merger.

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Opinion of Shore’s Financial Advisor:

In the discounted cash flow analysis of Shore performed by Raymond James in connection with its opinion, the following estimates of excess cash flows that Shore could generate over the period from March 31, 2019 through December 31, 2024 as a stand-alone company were derived from the estimated earnings, which were used and relied upon by Raymond James at the direction of Shore management and with consent of Shore, in excess of an amount assumed to be retained by Shore to maintain the assumed tangible common equity to assets ratio:

	For the nine months ended December 31, 2019	2020	2021	2022	2023	2024

	(Dollars in millions)

Excess Cash Flows	$2.2	$1.2	$2.6	$2.9	$3.6	$3.7

(1)	In addition, excess capital of $10.8 million as of March 31, 2019 was assumed to be distributed to the Shore shareholders.

The foregoing estimates of excess cash flows, which were derived from the estimated net income and total asset data for Shore as described above, were calculated solely for purposes of the discounted cash flow analysis in connection with Raymond James’ opinion, and none of 1st Constitution, Shore or Raymond James assumes any responsibility for any use of such estimates, or reliance on such estimates, for any other purpose.

During the two years preceding the date of the opinion, Raymond James has (i) provided certain investment banking and financial advisory services to 1st Constitution for which Raymond James has received a retainer and (ii) engaged in certain securities transactions with 1st Constitution Bank for which Raymond James has earned income. The aggregate amount received by Raymond James from 1st Constitution and 1st Constitution Bank for such services during the two-year period was approximately $63,000. In the ordinary course of our business, Raymond James may trade in the securities of 1st Constitution and/or Shore for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. Raymond James may provide investment banking, financial advisory and other financial services to Shore and/or 1st Constitution or other participants in the merger in the future, for which Raymond James may receive compensation.

No Offer or Solicitation

On June 23, 2019, 1st Constitution and 1st Constitution Bank entered into the merger agreement, providing for the merger of Shore with and into 1st Constitution Bank. The material terms of the merger agreement and the merger were disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 25, 2019.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Additional Information and Where to Find It

In connection with the merger, 1st Constitution filed a registration statement on Form S-4 with the SEC. The registration statement, as amended, was declared effective by the SEC on August 26, 2019. 1st Constitution may file other documents with the SEC regarding the merger. A definitive proxy statement-prospectus was first mailed to Shore shareholders on or about August 30, 2019. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement, including the proxy statement-prospectus, and other documents containing information about 1st Constitution at the SEC’s website at www.sec.gov. Copies of these documents may also be obtained from 1st Constitution by directing a request to Robert F. Mangano, President and Chief Executive Officer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500.

Certain Information Regarding Participants

This communication is not a solicitation of a proxy from any security holder of Shore. However, 1st Constitution, Shore, their respective directors and executive officers, and other persons, may be deemed to be participants in the solicitation of proxies from Shore shareholders in respect of the merger. Information regarding the directors and executive officers of 1st Constitution may be found in its definitive proxy statement relating to its 2019 Annual Meeting of Shareholders, which was filed with the SEC on April 19, 2019 and can be obtained free of charge from the SEC’s website at www.sec.gov or from 1st Constitution by directing a request to Robert F. Mangano, President and Chief Executive Officer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500. Information regarding the directors and executive officers of Shore may be found in its proxy statement relating to its 2019 Annual Meeting of Shareholders, which can be obtained free of charge from Robert T. English, President and Chief Executive Officer, Shore Community Bank, 1012 Hooper Avenue, Toms River, New Jersey 08753, telephone (732) 240-5800. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement-prospectus and other relevant materials filed with the SEC.

Cautionary Language Concerning Forward-Looking Statements

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to those regarding the proposed merger. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: failure to obtain Shore shareholder approval for the merger or to satisfy other conditions to the merger on the proposed terms and within the proposed timeframe including, without limitation, delays in closing the merger; the inability to realize expected cost savings and synergies from the merger in amounts or in the timeframe anticipated; changes in the estimates of non-recurring charges; the diversion of management’s time on issues relating to the merger; costs or difficulties relating to Shore integration matters might be greater than expected; changes in the stock price of 1st Constitution from the date of the merger announcement to the closing date; material adverse changes in 1st Constitution’s or Shore’s operations or earnings; the inability to retain customers and qualified employees of Shore; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; and weakness or a decline in the U.S. economy, in particular in New Jersey and the New York Metropolitan area, as well as an unexpected decline in commercial real estate values within our market areas, as well as the risk factors set forth in 1st Constitution’s Annual Report on Form 10-K for the year ended December 31, 2018. 1st Constitution assumes no obligation for updating any such forward-looking statement at any time.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CONSTITUTION BANCORP

Date: October 15, 2019	By:	/s/ Robert F. Mangano
Name: Robert F. Mangano
Title: President and Chief Executive Officer

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